               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                        TCW/DW LATIN AMERICAN GROWTH FUND




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                               _                              _
                              |        ______________________  |
FORMULA:                      |       |                        |
                              |  /\ n |          ERV           |
                    T  =      |    \  |     -------------      |  - 1
                              |     \ |           P            |
                              |      \|                        |
                              |_                              _|

                    T = AVERAGE ANNUAL TOTAL RETURN
                    n = NUMBER OF YEARS
                   ERV = ENDING REDEEMABLE VALUE
                    P = INITIAL INVESTMENT

                                                                                          (A)
  $1,000               ERV AS OF       AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P              31-Jan-96   TOTAL RETURN        YEARS - n                   TOTAL RETURN - T
-------------------    -------------  -------------------------------                 ----------------
       31-Jan-95            $963.90      -3.61%                 1.00                       -3.61%

       30-Dec-92            $965.70      -3.43%                 3.09                       -1.12%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                               _                              _
                              |        ______________________  |
FORMULA:                      |       |                        |
                              |  /\ n |          EV            |
                    t  =      |    \  |     -------------      |  - 1
                              |     \ |           P            |
                              |      \|                        |
                              |_                              _|

                                   EV
                   TR  =      ----------   - 1
                                   P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
             EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE) P = INITIAL INVESTMENT
             TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)



                                                  (C)                                                (B)
  $1,000                EV AS OF               TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P              31-Jan-96            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------------    -------------           -------------------   -----------------    ------ ------------------------
       31-Jan-95          $1,013.90                  1.39%                       1.00                       1.39%

       30-Dec-92            $984.70                 -1.53%                       3.09                      -0.50%


(D)              GROWTH OF $10,000
(E)              GROWTH OF $50,000
(F)              GROWTH OF $100,000


FORMULA:         G= (TR+1)*P
                 G= GROWTH OF INITIAL INVESTMENT
                 P= INITIAL INVESTMENT
                 TR= TOTAL RETURN SINCE INCEPTION


$10,000                TOTAL                    (D)   GROWTH OF        (E)   GROWTH OF             (F)   GROWTH OF
INVESTED - P           RETURN - TR             $10,000 INVESTMENT - G $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
---------------------  ----------------------- -------------------------------------------------------------------------
       30-Dec-92              -1.53                $9,847                     $49,235                    $98,470